Prepayment from customer	12 Months Ended
Dec. 31, 2025
Prepayment From Customer
Prepayment from customer

17.	Prepayment from customer

As of December 31, 2025, the Company received $5,062 in customer advances related to export contracts for the future delivery of products. These amounts are recorded as contract liabilities until the goods are delivered, at which time the related revenue is recognized in profit or loss, as applicable. As of December 31, 2024, the outstanding balance was $1,514, refers to payments made in excess due to the provisional pricing applied at the time of invoicing, which were settled during 2025.

Accounting policy

Prepayment from customers consists of amounts received in advance when purchasing the products. Advances received are recorded as a liability, represented by the contractual obligation to deliver the products.